UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 26, 2024, NioCorp Developments Ltd. (“NioCorp” or the “Company”) issued a press release (the “Advance Press Release”) announcing that NioCorp has delivered an Advance Notice pursuant to the Standby Equity Purchase Agreement, dated January 26, 2023 (the “Purchase Agreement”) requesting the purchase of shares (the “Advance Shares”) of the Company’s common shares, without par value. A copy of the Advance Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 28, 2024, NioCorp issued a press release (the “Press Release”) announcing that NioCorp has issued and sold the Advance Shares of the Company’s common shares, without par value, upon settlement of the previously announced Advance Notice that it delivered on February 26, 2024 pursuant to the Purchase Agreement. A copy of the Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

No Offer or Solicitation

This Current Report on Form 8-K, the Press Release and the information contained herein and therein do not constitute an offer to sell or the solicitation of an offer to buy any securities. The Advance Shares are being offered and sold in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The Advance Shares have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. Neither this Current Report on Form 8-K nor the Press Release is, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Advance Press Release, dated February 26, 2024.
99.2	Press Release, dated February 28, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: February 28, 2024	By:	/s/ Neal S. Shah
Neal S. Shah
Chief Financial Officer